Deposits - Schedule of Maturities of Time Deposits (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Banking and Thrift [Abstract]
2016	$ 90,606
2017	14,130
2018	5,328
2019	708
2020	248
Total	$ 111,020	$ 36,253